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                                                                   EXHIBIT 10.60

                           SECOND AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                  This Second Amended and Restated Registration Rights Agreement, dated as of December 18, 2003 (this "Agreement"), by and between Allied Waste Industries, Inc., a Delaware corporation (the "Company"), on the one hand, and Apollo Investment Fund IV, L.P., a Delaware limited partnership, Apollo Investment Fund III, L.P., a Delaware limited partnership, Apollo Overseas Partners IV, L.P., a Delaware limited partnership, Apollo Overseas Partners III, L.P., a Delaware limited partnership, Apollo (U.K.) Partners III, L.P., an English limited partnership, Apollo/AW LLC, a Delaware limited liability company, Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Capital Partners III Merchant Banking Fund L.P., a Delaware limited partnership ("BCP"), Blackstone Offshore Capital Partners II L.P., a Cayman Islands limited partnership, Blackstone Offshore Capital Partners III L.P., a Cayman Islands limited partnership, Blackstone Family Investment Partnership II L.P., a Delaware limited partnership, Blackstone Family Investment Partnership III L.P., a Delaware limited partnership, Greenwich Street Capital Partners II, L.P., a Delaware limited partnership, GSCP Offshore Fund, L.P., a Cayman Islands exempted limited partnership, Greenwich Fund, L.P., a Delaware limited partnership, Greenwich Street Employees Fund, L.P., a Delaware limited partnership, TRV Executive Fund, L.P., a Delaware limited partnership, DLJMB Funding II, Inc., a Delaware corporation, DLJ Merchant Banking Partners II, L.P., a Delaware limited partnership, DLJ Merchant Banking Partners II-A, L.P., a Delaware limited partnership, DLJ Diversified Partners, L.P., a Delaware limited partnership, DLJ Diversified Partners-A, L.P., a Delaware limited partnership, DLJ Millenium Partners, L.P., a Delaware limited partnership, DLJ Millenium Partners-A, L.P., a Delaware limited partnership, DLJ First ESC L.P., a Delaware limited partnership, DLJ Offshore Partners II, C.V., a Netherlands Antilles limited partnership, DLJ EAB Partners, L.P., a Delaware limited partnership, and DLJ ESC II L.P., a Delaware limited partnership, Kenneth D. Moelis, Mark Lanigan, Jeffrey Klein and Susan Schnabel (collectively, the "Shareholders"), on the other hand, amending and restating in its entirety the Amended and Restated Registration Rights Agreement dated as of July 30, 1999 (the "Original Agreement"), by and between the Company, on the one hand, and certain of the Shareholders, on the other hand.

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                              W I T N E S S E T H:

                  WHEREAS, on July 30, 1999, the Company and certain of the Shareholders entered into a Preferred Stock Purchase Agreement (the "Purchase Agreement") pursuant to which certain of the Shareholders purchased an aggregate of 1,000,000 shares of Senior Convertible Preferred Stock, par value $.10 per share, of the Company ("Senior Preferred Stock"), which is convertible into shares of common stock, par value $.01 per share, of the Company (the "Common Stock");

                  WHEREAS, the Company and the Shareholders have entered into an Exchange Agreement, dated as of July 31, 2003 (the "Exchange Agreement"), pursuant to which, upon the terms and subject to the conditions set forth in the Exchange Agreement, the Shareholders will exchange their shares of Senior Preferred Stock for shares of Common Stock to be issued by the Company (the "Exchange");

                  WHEREAS, concurrently herewith, the Company and Shareholders are entering into a Third Amended and Restated Shareholders Agreement (the "Shareholders Agreement"), which shall become effective at the time of the closing of the Exchange; and

                  WHEREAS, a condition to closing the Exchange is that the Company and the Shareholders enter into a Supplementary Registration Rights Agreement and the Company and the Shareholders agree that this Agreement fully incorporates the terms of the Supplementary Registration Rights Agreement and the execution and delivery of this Agreement by the Company and the Shareholders satisfies the conditions in the Exchange Agreement relating to entry into the Supplementary Registration Rights Agreement.

                  NOW, THEREFORE, the parties hereto, intending to be legally bound, agree to amend and restate the Original Agreement in its entirety as follows, effective upon the closing of the purchase of the Exchange:

                                    ARTICLE I

                                   Definitions

                  1.1.     Certain Definitions. In this Agreement:

                  "Apollo" means Apollo Advisors II, L.P., a Delaware limited partnership, on behalf of one or more managed funds.

                  "Apollo/Blackstone Shareholders" shall have the meaning set forth in the Shareholders Agreement.

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                  "Blackstone" means Blackstone Capital Partners III Merchant
Banking Fund L.P., a Delaware limited partnership, on behalf of one or more managed funds.

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated under such Act.

                  "Non-Apollo/Blackstone Shareholders" means all of the Shareholders other than the Apollo/Blackstone Shareholders.

                  "Registrable Securities" means the 11,776,765 shares of Common Stock acquired by certain of the Shareholders from TPG Partners, L.P. and TPG Parallel I, L.P. (the "TPG Block"), the 14,600,000 shares of Common Stock acquired by certain of the Shareholders from Laidlaw, Inc. (the "Laidlaw Block" and, together with the TPG Block, the "Original Shares"), any shares of Common Stock received in exchange for the Senior Preferred Stock pursuant to the Exchange Agreement (such shares, the "Additional Shares", together with the Original Shares, the "Shares"), and any additional shares of Common Stock acquired by Shareholders in compliance with the Shareholders Agreement or otherwise acquired by the Shareholders prior to the date hereof in compliance with their agreements with the Company, and any additional shares of Common Stock issued in connection with any stock dividend on, or any stock split, reclassification or reorganization of any of the Shares or such additional shares.

                  "SEC" means the United States Securities and Exchange Commission or any successor agency.

                  "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated under such Act.

                  "Subject Securities" means shares of Senior Preferred Stock, Junior Preferred Stock, Common Stock or other equity securities of the Company convertible into or exchangeable for shares of Common Stock.

                                   ARTICLE II

                               REGISTRATION RIGHTS

                  2.1. Incidental Rights. If at any time or from time to time (but subject to the limitations on sales of Registrable Securities in the Shareholders Agreement) the Company proposes to file with the SEC a registration statement (whether on Form S-1, S-2, or S-3, or any equivalent form then in effect) for the registration under the Securities Act of any shares of Subject Securities for sale, for cash consideration, to the public by Company or on behalf of one or more shareholders of Company (excluding any sale of securities upon conversion into or exchange or exercise for shares of Common Stock, and any shares of Common Stock issuable by Company upon the exercise of employee stock

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options, or to any employee stock ownership plan, or in connection with any acquisition made by Company, any securities exchange offer, dividend reinvestment plan, employee benefit plan, corporate reorganization, or in connection with any amalgamation, merger or consolidation of Company or any direct or indirect subsidiary of Company with one or more other corporations if Company is the surviving corporation), Company shall give Shareholders at least 20 days' prior written notice of the proposed filing (or if 20 days' notice is not practicable, a reasonable shorter period to be not less than 7 days), which notice shall outline the nature of the proposed distribution and the jurisdictions in the United States in which Company proposes to qualify and offer such securities (the "Elected Jurisdictions"). On the written request of Shareholders received by Company within 15 days after the date of Company's delivery to Shareholders of the notice of intended registration (which request shall specify the Registrable Securities sought to be disposed of by Shareholders and the intended method or methods by which dispositions are intended to be made), Company shall, under the terms and subject to the conditions of this Article II, at its own expense as provided in Section 4.1, include in the coverage of such registration statement (or in a separate registration statement concurrently filed) and qualify for sale under the blue sky or securities laws of the various states in the Elected Jurisdictions the number of Registrable Securities of the kind being registered (the "Specified Securities") held by Shareholders or into which the Registrable Securities are convertible, as the case may be, and which Shareholders have so requested to be registered or qualified for distribution, to the extent required to permit the distribution (in accordance with the intended method or methods thereof as aforesaid) in the Elected Jurisdictions requested by Shareholders of such Registrable Securities.

                  Notwithstanding anything else contained in this Section 2.1, if the registration statement to be filed by the Company is a registration filed in response to any of the first three demands made by the Apollo/Blackstone Shareholders pursuant to Section 2.2 (the "First Three Demands"), then the Non-Apollo/Blackstone Shareholders shall not be entitled to have their Registrable Securities included in the coverage of such a registration statement, provided, however, that if the First Three Demands include Additional Shares (or shares into which Additional Shares have been converted), then the Non-Apollo/Blackstone Shareholders shall be entitled to have their Registrable Securities included in the coverage of such registration statement, on the terms and conditions set forth in this Section 2.1.

                  If the distribution proposed to be effected by Company involves an underwritten offering of the securities being so distributed by or through one or more underwriters, and if the managing underwriter of such underwritten offering indicates in writing its reasonable belief that including all or part of the Specified Securities in the coverage of such registration statement or in the distribution to be effected by such prospectus will materially and adversely affect the sale of securities proposed to be sold (which statement of the managing underwriter shall also state the maximum number of

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shares, if any, which can be sold by Shareholders requesting registration under this Section 2.1 without materially adversely affecting the sale of the shares proposed to be sold), then the number of Specified Securities which Shareholders shall have the right to include in such registration statement shall be reduced to the maximum number of shares specified by the managing underwriter. In the case of a registration statement filed in response to any of the First Three Demands covering both Original Shares and Additional Shares (or shares into which Additional Shares have been converted), first priority shall be afforded to the Original Shares, with all other securities to be completely eliminated before the number of such Original Shares is reduced and second priority shall be given to the other Registrable Securities of both the Apollo/Blackstone Shareholders and the Non-Apollo/Blackstone Shareholders, with all other securities to be completely eliminated before the number of such Registrable Securities is reduced; provided; however, that if the number of Registrable Securities is to be reduced, then reductions will respect to the Registrable Securities shall be made among the Shareholders on a pro-rata basis in accordance with the relationship which the number of the Registrable Securities held by each Shareholder bears to the number of Registrable Securities held by all Shareholders (the "Additional Shares Pro-Rata Reduction").

                  In all other cases, first priority shall be afforded to securities covered by a registration statement filed in response to the exercise of a demand registration right by another holder of Common Stock, including the Apollo/Blackstone Shareholders, and no securities proposed to be sold by such holders shall be so reduced until all securities proposed to be sold by all other parties have been entirely eliminated and second priority shall be afforded to the Original Shares; provided, however, that in the case of a registration statement filed in response to a demand from the Apollo/Blackstone Shareholders (other than any of the First Three Demands) (the "Other Demands"), first priority shall be afforded to the Original Shares, with all other securities to be completely eliminated before the number of such Original Shares is reduced and second priority shall be given to the other Registrable Securities of both the Apollo/Blackstone Shareholders and the Non-Apollo/Blackstone Shareholders, with all other securities to be completely eliminated before the number of such Registrable Securities is reduced. As to any reductions to be made to the Registrable Securities (other than the Original Shares) proposed to be sold by the Shareholders pursuant to a registration statement filed in response to the Other Demands, such reductions to be made among the Shareholders shall be made on a pro-rata basis in accordance with the relationship which the number of Registrable Securities (other than the Original Shares) held by each Shareholder bears to the number of Registrable Securities (other than the Original Shares) held by all Shareholders (the "Pro-Rata Reduction"). As to all other proposed selling shareholders of Securities, including Shareholders, any such reduction in the number of Securities proposed to be sold by the selling shareholders shall be effected on a pro rata basis in accordance with the relationship which the number of such Securities of the class

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proposed to be sold by each selling shareholder bears to the number of such
Securities of that class proposed to be sold by all selling shareholders.

                  Company shall have the sole right to select any underwriters, including the managing underwriter, of any public offering of securities made other than as a result of the rights granted in Section 2.2. Nothing in this
Section 2.1 shall create any liability on the part of Company to Shareholders if Company for any reason decides not to file or to delay or withdraw a registration statement (which Company may do in its sole discretion).

                  Shareholders may request to have Registrable Securities included in an unlimited number of registrations under this Section 2.1.

                  2.2. Demand Rights. Upon written request of the Apollo/Blackstone Shareholders made at any time (but subject to the limitations on sales of Registrable Securities in the Shareholders Agreement), the Company shall, under the terms and subject to the conditions set forth in this Section 2.2, and Sections 2.4 and 2.5, file (and use its reasonable efforts to cause to become effective) a registration statement covering, and use its reasonable efforts to qualify for sale under the blue sky or securities laws of the various states of the United States as may be requested by the Apollo/Blackstone Shareholders (except any such state in which, in the opinion of the managing underwriter of the offering, the failure to so qualify would not materially and adversely affect the proposed offering), in accordance with the intended method or methods of disposition set forth in that notice, of such number of Registrable Securities, as may be designated by the Apollo/Blackstone Shareholders in their request, or that portion thereof designated in said request for registration in each of the Designated Jurisdictions (as defined below). A request for registration under this Section 2.2 shall specify the number of shares to be registered, the jurisdictions in the United States in which such registration is to be effected (the "Designated Jurisdictions") and the proposed manner of sale, including the name and address of any proposed underwriter; provided, that all offerings contemplated by a request for registration under this Section 2.2 shall be underwritten offerings involving a distribution of Registrable Shares to the public in which reasonable efforts are made not to knowingly sell to any single buyer, acting individually or with others, who after such underwriting will own more than 9% of the Total Voting Power (as defined in the Shareholders Agreement) (any such buyer, "Significant Stockholder"), under circumstances in which it would reasonably be expected to not result in any person becoming a Significant Stockholder. The principal underwriter or underwriters for any such offering shall be selected by the Apollo/Blackstone Shareholders, subject to Company's approval, which may not be unreasonably withheld. Notwithstanding any other provision in this Section, the Apollo/Blackstone Shareholders shall not be permitted to make a demand for registration pursuant to this Section unless the number of Registrable Securities covered by such demand is at least 2,500,000 shares of Common Stock (as such number may be appropriately adjusted to reflect stock splits, reverse stock

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splits, dividends and any other recapitalization or reorganization of Company)
or such lesser number of shares as would yield gross proceeds of not less than $50 million based on the average closing price of the Common Stock over the ten trading day period immediately preceding the date of the written request hereunder. No Shareholders other than the Apollo/Blackstone Shareholders and their Related Transferees shall have demand registration rights.

                  If the distribution proposed to be effected pursuant to this
Section 2.2 involves an underwritten offering of Registrable Securities and securities of the Company other than Registrable Securities ("Other Securities"), and if the managing underwriter of such underwritten offering indicates in writing its reasonable belief that including all or part of such securities in the coverage of such registration statement will materially and adversely affect the sale of the securities proposed to be sold, then the number of securities proposed to be sold shall be reduced to the maximum number of securities specified by the managing underwriter. In such a case, first priority shall be afforded to Registrable Securities in accordance with the third and fourth paragraph of Section 2.1, and such Other Securities, subject to the limitations set forth in such third and fourth paragraphs.

                  Company may delay the filing of any registration statement requested under this Section 2.2, or delay its effectiveness, for a reasonable period (but not longer than 90 days) if, in the sole judgment of Company's Board of Directors, (i) a delay is necessary in light of pending financing transactions, corporate reorganizations, or other major events involving Company, or (ii) filing at the time requested would materially and adversely affect the business or prospects of Company in view of disclosures that may be thereby required. Once the cause of the delay is eliminated, Company shall promptly notify the Apollo/Blackstone Shareholders and, promptly after Shareholders notify Company to proceed, Company shall file a registration statement and begin performance of its other obligations under this Section 2.2.

                  The Apollo/Blackstone Shareholders shall be entitled to request not more than nine registrations under this Section 2.2 (provided that the filing of a registration statement in more than one Designated Jurisdiction in connection with a concurrent or substantially concurrent distribution shall be deemed for the purposes of this Agreement to be a single registration). However, if the Apollo/Blackstone Shareholders request a registration under this
Section 2.2, but no registration statement becomes effective with respect to the Registrable Securities covered by such request, then such request shall not count as a request for purposes of determining the number of requests for registration the Apollo/Blackstone Shareholders may make under this Section 2.2.

                  If there is an effective registration statement requested by the Apollo/Blackstone Shareholders pursuant to this Section 2.2, the Apollo/Blackstone Shareholders may require the Company to delay the filing of any registration statement

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relating to shares of Common Stock or delay its effectiveness, for a reasonable period (but not longer than 90 days) if, in the sole judgment of the Apollo/Blackstone Shareholders, a delay is necessary in order to avoid materially and adversely affecting the disposition of Registrable Securities pursuant to the offering by the Shareholders; provided that the foregoing shall not limit the Company's right to file and have declared effective registration statements relating to shares of Common Stock issuable pursuant to employee benefit plans of the Company or any of its subsidiaries or issuable pursuant to a merger, acquisition or similar transaction involving the Company or any of its subsidiaries.

                  2.3. Shelf Registration Rights. In addition to the other rights under this Agreement of the Shareholders who are party to this Agreement, at any time after the first anniversary of the acquisition of shares of Common Stock pursuant to the Exchange Agreement, upon the written request of the Apollo/Blackstone Shareholders, the Company shall prepare and file or cause to be prepared and filed with the SEC as promptly as reasonably practicable a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration Statement") registering the resale from time to time by the Shareholders and the Related Transferees (as defined in the Shareholders Agreement) thereof of all of the Registrable Securities (the "Shelf Registration Statement"). The Shelf Registration Statement shall be on Form S-3, or another appropriate form permitting registration of such Registrable Securities for resale by such Shareholders or the Related Transferees thereof in accordance with the methods of distribution reasonably elected by the Shareholders or Related Transferees thereof and set forth in the Shelf Registration Statement. The Apollo/Blackstone Shareholders shall be entitled to only one request for a Shelf Registration Statement pursuant to this Section.

                  The Company shall use reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act and to keep the Shelf Registration Statement continuously effective under the Securities Act for a period of four years following its being declared effective (the "Effectiveness Termination Date"); provided, however, that such Effectiveness Termination Date shall be increased by the number of days that the Shelf Registration Statement is delayed or suspended pursuant to this Section 2.3.

                  In connection with any sales pursuant to the Shelf Registration Statement, reasonable efforts shall be made not to knowingly sell to any single buyer, acting individually or with others, who, after taking account of the sales, will own more than 9% of the Total Voting Power (as defined in the Shareholders Agreement).

                  The Company may delay the filing of the Shelf Registration Statement, and any amendments or supplements thereto, or delay its effectiveness, for a reasonable period (but not longer than 90 days) if, in the sole judgment of the Company's Board of

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Directors, (i) delay is necessary in light of pending financing transactions, corporate reorganizations, or other major events involving the Company, or (ii) filing at the time requested would materially and adversely affect the business or prospects of the Company in view of disclosure that may be thereby required. Once the cause of the delay is eliminated, the Company shall promptly notify the Shareholders and, promptly after Shareholders notify the Company to proceed, the Company shall file a Shelf Registration Statement or any amendments or supplements thereto and begin or resume performance of its other obligations under this Agreement and the Registration Rights Agreement.

                  Subject to the provisions of this Section 2.3, the Company shall have the right at any time to require that the Shareholders suspend further open market offers and sales of the Registrable Shares whenever, and for so long as, in the reasonable judgment of the Company based upon the advice of legal counsel, there is in existence material undisclosed information or events with respect to the Company the disclosure of which would materially and adversely affect the business or prospects of the Company or suspension is necessary in light of pending financing transactions, corporate reorganizations, or other major events involving the Company (the "Suspension Right"). In the event the Company exercises the Suspension Right, such suspension will continue for the period of time (the "Suspension Period") reasonably necessary for the disclosure to occur at a time that is not materially detrimental to the Company and its stockholders or until such time as the information or event is no longer material, each as determined in good faith by the Company based upon the advice of legal counsel, or for the transactions or other major events to be completed or terminated. The period during which the availability of the Shelf Registration Statement and any prospectus is suspended shall, without the Company incurring any obligation to pay liquidated damages, not, in the aggregate exceed 120 days in any twelve (12) month period. The Company will reasonably promptly give the Shareholders notice of any such suspension and will, as promptly as reasonably practicable after the Suspension Period terminates, allow the resumption of the use of the Shelf Registration Statement and, if required to reflect such material corporate development or major event, prepare a supplement or amendment to the Shelf Registration Statement .

                  In the event that the Shareholders should elect to make an underwritten offering or distribution of the Registrable Shares after the Shelf Registration Statement has been declared effective, the number of requests for registration permitted under Section 2.2 of this Agreement shall be reduced by one (1) for each such underwritten offering.

                  If there has been filed an amendment to the Shelf Registration Statement relating to an underwritten offering then either Apollo or Blackstone may require the Company to delay the filing of any registration statement relating to shares of Common Stock or delay its effectiveness, for a reasonable period (but not longer than 90 days) if, in

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the sole judgment of either Apollo or Blackstone, a delay is necessary in order to avoid materially and adversely affecting the disposition of Registrable Securities pursuant to the offering by the Shareholders; provided that the foregoing shall not limit the Company's right to file and have declared effective registration statements relating to shares of Common Stock issuable pursuant to employee benefit plans of the Company or any of its subsidiaries or issuable pursuant to a merger, acquisition or similar transaction involving the Company or any of its subsidiaries.

                  2.4. Registration Conditions. Notwithstanding any other provision of this Agreement, Company shall not be required to effect a registration of any securities under either Section 2.1 or Section 2.2 of this Agreement, or file any post-effective amendment to such a registration statement relating to such a qualification:

                           (a) unless Shareholders agree to (x) sell and distribute a portion or all of their Registrable Securities in accordance with the plan or plans of distribution adopted by and through underwriters, if any, acting for Company or any such other sellers of Common Stock, and (y) bear a pro rata share of underwriter's discounts and commissions;

                           (b) if a registration requested under Section 2.2, or any post-effective amendment to the registration statement filed in connection therewith, requires, under applicable statutes and rules, a special audit (other than a normal fiscal year-end audit) of any financial statements, unless Shareholders agree to pay their proportionate share (determined by the number of shares to be sold by Shareholders in the offering in proportion to the total number of shares to be sold by Company and all other participants in such offering) of the reasonable fees and expenses of accountants incurred in connection with the special audit and which would otherwise not be incurred; provided that Shareholders shall not be required to pay any share of such fees and expenses if such audit would otherwise be required at substantially the same time to satisfy the Company's reporting requirements under the Exchange Act absent such registration;

                           (c)      if, in the case of a request for
         registration under Section 2.2, (x) any offering pursuant to a registration statement covering securities of the same kind otherwise sought to be registered regarding which Shareholders could have exercised registration rights under Section 2.1 of this Agreement has been completed within the prior 90 days, (y) a registration statement requested by Shareholders pursuant to Section 2.2 has become effective under the Securities Act within the prior six months, or (z) Company has given notice under Section 2.1 of its intention to file a registration statement under the Securities Act and has not completed or abandoned the proposed offering (for so long as the Company continues in good faith to pursue the proposed offering); and

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                           (d)      unless Company has received from
         Shareholders all information Company has reasonably requested concerning Shareholders and their method of distribution of Registrable Securities, so as to enable Company to include in the registration statement all facts required to be disclosed in it.

                  2.5. Covenants and Procedures. If Company becomes obligated under this Article II to effect a registration of Registrable Securities on behalf of Shareholders, then (as applicable to the jurisdictions for which such registration is to be made):

                           (a) With respect to registrations pursuant to either Section 2.1 or Section 2.2, Company, at its expense as provided in Section 4.2, shall prepare and file with the SEC a registration statement covering such securities and such other related documents as may be necessary or appropriate relating to the proposed distribution, and shall use reasonable efforts to cause the registration statement to become effective. Company will also, with respect to any registration statement, file such post-effective amendments to the registration statement (and use reasonable efforts to cause them to become effective) and such supplements as are necessary so that current prospectuses are at all times available for a period of at least 90 days after the effective date of the registration statement or for such longer period, not to exceed 180 days, as may be required under the plan or plans of distribution set forth in the registration statement. Shareholders shall promptly provide Company with such information with respect to Shareholders' Registrable Securities to be so registered and, if applicable, the proposed terms of their offering, as is required for the registration. With respect to any registration under this Article II, if the Registrable Securities to be covered by the registration statement are not to be sold to or through underwriters acting for Company, Company shall:

                                    (i)      deliver to Shareholders, as
                  promptly as practicable, as many copies of preliminary prospectuses as Shareholders may reasonably request (in which case Shareholders shall keep a written record of the distribution of the preliminary prospectuses and shall refrain from delivery of the preliminary prospectuses in any manner or under any circumstances which would violate the Securities Act or the securities laws of any other jurisdiction, including the various states of the United States);

                                    (ii)     deliver to Shareholders, as soon as
                  practicable after the effective date of the registration statement, and from time to time thereafter during the applicable period described in Section 2.5, as many copies of the relevant prospectuses as Shareholders may reasonably request; and

                                    (iii)    in case of the happening, after the
                  effective date of the registration statement and during the applicable 90 or 180-day period

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                  described in the second sentence of Section 2.5(a), of any event or occurrence as a result of which the prospectus, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make any statement therein not misleading in the light of the circumstances in which it was made, give Shareholders written notice of the event or occurrence and prepare and furnish to Shareholders, in such quantities as it may reasonably request, copies of an amendment of or a supplement to such prospectus as may be necessary so that the prospectus, as so amended or supplemented and thereafter delivered to purchasers of the securities, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading.

                           (b) Company will notify Shareholders of any action by the SEC or any Commission to suspend the effectiveness of any registration statement filed pursuant hereto or the initiation or threatened initiation of any proceeding for such purpose or the receipt by Company of any notification with respect to the suspension of the qualification of the securities for sale in any jurisdiction. Immediately upon receipt of any such notice, Shareholders shall cease to offer or sell any Registrable Securities pursuant to the registration statement or prospectus in the jurisdiction to which such order or suspension relates. Company will also notify Shareholders promptly of the occurrence of any event or the existence of any state of facts that, in the judgment of Company, should be set forth in such registration statement or prospectus. Immediately upon receipt of such notice, Shareholders shall cease to offer or sell any Registrable Securities pursuant to such registration statement or prospectus, cease to deliver or use such registration statement or prospectus and, if so requested by Company, return to Company at Company's expense all copies of such registration statement or prospectus. Company will as promptly as practicable take such action as may be necessary to amend or supplement such registration statement or prospectus in order to set forth or reflect such event or state of facts and provide copies of such proposed amendment or supplement to Shareholders.

                           (c)      On or before the date on which the
         registration statement is declared effective, Company shall use its reasonable efforts to:

                                    (i)      register or qualify (and cooperate
                  with Shareholders, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of) the securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction as Shareholders or any underwriter reasonably requests;

                                    (ii)     keep each such registration or
                  qualification effective, including through new filings, or amendments or renewals, during the period the registration statement or prospectus is required to be kept effective; and

                                    (iii)    do any and all other acts or things
                  necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement, provided that Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified.

                           (d) Company shall use its reasonable efforts to cause all Registrable Securities of Shareholders included in the registration statement to be listed, by the date of the first sale of such shares pursuant to such registration statement, on each securities exchange on which the securities are then listed or proposed to be listed, if any, as directed by the Apollo/Blackstone Shareholders (subject to the Company's consent, which consent shall not be unreasonably withheld).

                           (e) Company shall make generally available to Shareholders and any underwriter participating in the offering conducted pursuant to the registration statement an earnings statement satisfying Section 11(a) of the Securities Act no later than 45 days after the end of the 12-month period beginning with the first day of Company's first fiscal quarter commencing after the effective date of the registration statement. The earnings statement shall cover such 12-month period. This requirement will be deemed to be satisfied if Company timely files complete and accurate information on Forms 10-Q, 10-K, and 8-K under the Exchange Act, and otherwise complies with Rule 158 under the Securities Act as soon as feasible.

                           (f) Company shall cooperate with Shareholders and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under the registration statement, and to enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Shareholders, may request, subject to the underwriters' obligation to return any certificates representing unsold securities.

                           (g) Company shall use its reasonable efforts to cause Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities in the United States (including the registration of Registrable Securities under the Exchange Act) as may be necessary to enable Shareholders or the underwriter or underwriters, if any, to consummate the disposition of such securities.

                           (h) Company shall, during normal business hours and upon reasonable notice, make available for inspection by Shareholders, any underwriter participating in any offering pursuant to the registration statement, and any attorney, accountant or other agent retained by Shareholders or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents, and properties of Company (including non-public information), as shall be reasonably necessary to enable the Inspectors to exercise their due diligence responsibilities; provided that any Inspector receiving non-public information shall have previously entered into an appropriate confidentiality agreement in mutually satisfactory form and substance. Company shall also cause its officers, directors, and employees to supply all nonconfidential information reasonably requested by any Inspector in connection with the registration statement.

                           (i) Company shall use its reasonable efforts to obtain a "cold comfort" letter and, as applicable, a "long-form comfort letter" from Company's independent public accountants, and an opinion of counsel for Company, each in customary form and covering such matters of the type customarily covered by cold comfort letters and long form comfort letters and legal opinions in connection with public offerings of securities, as Shareholders reasonably request.

                           (j) Company shall enter into such customary agreements (including an underwriting agreement containing such representations and warranties by Company and such other terms and provisions, as are customarily contained in underwriting agreements for comparable offerings and are reasonably satisfactory to the Company) and take all such other actions as Shareholders or the underwriters participating in such offering and sale may reasonably request in order to expedite or facilitate such offering and sale (other than such actions which are disruptive to the Company or require significant management availability), including providing reasonable availability of appropriate members of senior management of the Company to provide customary due diligence assistance in connection with any offering and to participate in customary "road show" presentations in connection with any underwritten offerings in substantially the same manner as they would in an underwritten primary registered public offering by the Company of its Common Stock, after taking into account the reasonable business requirements of the Company in determining the scheduling and duration of any road show.

                                   ARTICLE III

                                 INDEMNIFICATION

                  3.1. Indemnification by Company. In the event of any registration under the Securities Act by any registration statement pursuant to rights granted in this Agreement of Registrable Securities held by Shareholders, Company will hold harmless Shareholders and each underwriter of such securities and each other person, if any, who controls any Shareholder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (including legal fees and costs of court), joint or several, to which Shareholders or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (i) contained, on its effective date, in any registration statement under which such securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or in the final prospectus (as amended or supplemented if Company shall have filed with the SEC any amendment or supplement to the final prospectus) if used within the period which Company is required to keep the registration to which such registration statement or prospectus relates current under Section 2.5, or which arise out of or are based upon the omission or alleged omission (if so used) to state a material fact required to be stated in such prospectus or necessary to make the statements in such prospectus not misleading; and will reimburse Shareholders and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that Company shall not be liable to any Shareholder or its underwriters or controlling persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or such amendment or supplement, in reliance upon and in conformity with information furnished to Company through a written instrument duly executed by Shareholders or such underwriter specifically for use in the preparation thereof.

                  3.2. Indemnification by Shareholders. It shall be a condition precedent to the obligation of Company to include in any registration statement any Registrable Securities of Shareholders that Company shall have received from Shareholders an undertaking, reasonably satisfactory to Company and its counsel, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1)

Company, each director of Company, each officer of Company who shall sign the registration statement, and any person who controls Company within the meaning of the Securities Act, (i) with respect to any statement or omission from such registration statement, or any amendment or supplement to it, if such statement or omission was made in reliance upon and in conformity with information furnished to Company through a written instrument duly executed by Shareholders specifically for use in the preparation of such registration statement or amendment or supplement, and (ii) with respect to compliance by Shareholders with applicable laws in effecting the sale or other disposition of the securities covered by such registration statement.

                  3.3 Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Sections of this Article III, the indemnified party will, if a resulting claim is to be made or may be made against and indemnifying party, give written notice to the indemnifying party of the commencement of the action. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action's defense. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party's expense unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld,
(ii) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within 30 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of both counsel for the indemnifying party and counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation.

                  3.4.     Contribution. If the indemnification required by this
Article III from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect (i) the relative benefit of the indemnifying and indemnified parties and (ii) if the allocation in clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefit referred to in clause (i) and also the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. Company and Shareholders agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 3.4.

                  Notwithstanding the provisions of this Section 3.4, no indemnifying party shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public by the indemnifying party exceeds the amount of any damages which the indemnifying party has otherwise been required to pay by reason of an untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such a fraudulent misrepresentation.

                                   ARTICLE IV

                                OTHER AGREEMENTS

                  4.1. Other Registration Rights. Company agrees that it will not grant to any party registration rights which would allow such party to limit Shareholders' priority for the sale or distribution of Registrable Securities upon the exercise of a demand registration right pursuant to Section
2.2 or a registration pursuant to Section 2.3.

                  4.2. Expenses. All expenses incurred by Company in connection with any registration statement covering Registrable Securities offered by Shareholders, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel (except for the fees and disbursements of counsel for Shareholders) and of the independent certified public accountants (except, in the case of any special audits, if required in connection with any such registration, Shareholders' proportionate share of their expense as provided in
Section 2.5), and the expense of qualifying such shares under state blue sky laws, shall be borne by Company, including such expenses of any registration delayed by the Company under the fourth paragraph of Section 2.2; provided, however, that Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 or an underwritten offering under the Shelf Registration Statement if the registration request is subsequently withdrawn at the request of the Apollo/Blackstone Shareholders (in which case the Apollo/Blackstone Shareholders shall bear such expenses, each such Shareholder to bear its pro rata share of the expense based on the number of Registrable Securities such Apollo/Blackstone Shareholder intended to include in such registration compared to the total number of Registrable Securities all of such Apollo/Blackstone Shareholders intended to include in such registration), unless the Apollo/Blackstone Shareholders agree to forfeit their right to one demand registration under Section 2.2; provided further, however, that if at the time of such withdrawal, the Apollo/Blackstone Shareholders have learned of a material adverse change in the condition, business, or prospects of the Company from that known at the time of its request, then the Apollo/Blackstone Shareholders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.2. Company's obligations under this Section 4.2 shall apply to each registration under the Securities Act or state blue sky legislation pursuant to Section 2.2 or pursuant to Section
2.3. However, all underwriting expenses incurred by Shareholders, including underwriter's discounts and commissions and legal, accounting and similar expenses, shall be borne by Shareholders.

                  4.3. Dispositions During Registration. Each Shareholder agrees that, without the consent of the managing underwriter(s) in an underwritten offering in respect of Common Stock or other Subject Securities, it will not effect any sale or distribution of Common Stock or other Subject Securities (other than Registrable Securities included in such offering), during the ten (10) day period prior to, and during the ninety
(90) day period beginning on, the effective date of the registration statement filed by the Company in respect of such underwritten offering, or any shorter period as may apply to the Company and its affiliates.

                  4.4. Transfer of Rights. All rights of Shareholders under this Agreement shall be transferable by Shareholders to a Related Transferee (as defined in the Shareholders Agreement) who acquires Registrable Securities in compliance with Section 4.1(f) of the Shareholders Agreement and who executes an instrument in form and substance satisfactory to the Company in which it agrees to be bound by the terms of this Agreement as if an original signatory hereto, in which case such Related Transferee shall thereafter be a "Shareholder" for all purposes of this Agreement. The incidental registration rights or benefits of this Agreement and the demand registration rights, including indemnification by Company, shall be transferable by Shareholders only in a transaction permitted under Section 4.1(c) or 4.1(d) of the Shareholders Agreement to a transferee that is not an Affiliate of the Company who receives at least an aggregate of 1,000,000 shares of Common Stock, in the case of incidental registration rights, or 2,500,000 shares of Common Stock or such lesser number of shares as would yield gross proceeds of not less than $50 million (as calculated in accordance with the first paragraph of Section 2.2) for each right to demand registration, in the case of demand registration rights. In the case of any assignment, the party or parties who have the rights and benefits of Shareholders under this Agreement shall become parties to and be subject to this Agreement, and shall not, as a group, have the right to request any greater number of registrations than Shareholders would have had if no assignment had occurred. Upon any transfer of the registration rights or benefits of this Agreement, Shareholders shall give Company written notice prior to or promptly following such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned. Such notice shall include or be accompanied by a written undertaking by the transferee to comply with the obligations imposed hereunder. In the event any registration rights are transferred in accordance with the terms of this Agreement, any actions required to be taken by Shareholders will be taken with the approval of the holders of such registration rights who hold a majority of the Registrable Securities, whose actions shall bind all such holders of such registration rights provided that, any actions required to be taken by the Apollo/Blackstone Shareholders will be taken with the approval of the holders of such registration rights who hold a majority of the Registrable Securities originally held by the Apollo/Blackstone Shareholders or in such other manner as the Apollo/Blackstone Shareholders shall agree, whose actions shall bind all holders (including all non-Apollo/Blackstone Shareholders) of such registration rights.

                  4.5. Best Registration Rights. If the Company grants to any Person with respect to any security issued by the Company or any of its Affiliates registration rights that provide for terms that are in any manner more favorable to the holder of such registration rights than the terms granted to the Shareholders other than the number of demand registrations or the minimum amount of shares required to exercise demand registration rights (or if the Company amends or waives any provision of any agreement providing registration rights of others or takes any other action whatsoever to provide for terms that are more favorable to other holders than the terms provided to the Shareholders other than the number of demand registrations or the minimum amount of shares required to exercise demand registration rights), then this Agreement shall immediately be deemed amended to provide the Shareholders with any (or all) of such more favorable terms as Shareholders shall elect to include herein. The Company shall promptly give notice to the Shareholders of the granting of any such registration rights to another Person.

                                    ARTICLE V

                                  MISCELLANEOUS

                  5.1. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, fax or air courier guaranteeing delivery:

                  (a)      If to the Company, to:
                           Allied Waste Industries, Inc.
                           15880 North Greenway-Hayden Loop, Suite 100
                           Scottsdale, Arizona 85260
                           Attn: Steven Helm, Esq.
                           Fax: (602) 627-2703

                           with copies to:

                           Fennemore Craig
                           3003 North Central Avenue
                           Phoenix, AZ 85012-2913
                           Attn: Karen C. McConnell, Esq.
                           Fax: (602) 916-5999

                           and to:

                           Fried, Frank, Harris, Shriver & Jacobson
                           One New York Plaza
                           New York, New York 10004
                           Attn: Peter Golden
                           Fax: (212) 859-4000
or to such other person or address as the Company shall furnish to Shareholders in writing;

                  (b)      If to Shareholders, to:
                           Apollo Management, L.P.
                           1301 Avenue of the Americas
                           New York, New York 10019
                           Fax: (212) 515-3288

                           and:

                           The Blackstone Group
                           345 Park Avenue
                           New York, NY 10154
                           Attn: Howard A. Lipson
                           Fax: (212) 754-8710

                           with a copy to:

                           Simpson Thacher & Bartlett LLP
                           425 Lexington Avenue
                           New York, NY 10017
                           Attn: Wilson S. Neely
                           Fax: (212) 455-2502
                           and:

                           Greenwich Street Investments II, L.L.C.
                           12 East 49th Street
                           New York, New York 10021
                           Attn: Matthew Kaufman
                           Fax: (212) 884-6184

                           with a copy to:

                           Stroock & Stroock & Lavan LLP
                           180 Maiden Lane
                           New York, New York 10038
                           Attn: Hillel M. Bennet
                           Fax: (212) 806-6006

                           and:

                           DLJ Merchant Banking II, Inc.
                           11 Madison Avenue
                           New York, New York 10010
                           Attn: Ari Benacerraf
                           Fax: (917) 326-8076

                           with a copy to:

                           Shearman & Sterling LLP
                           599 Lexington Avenue
                           New York, New York 10022
                           Attn: Stephen M. Besen
                           Fax: (212) 848-7179

or to such other person or address as Shareholders shall furnish to the Company in writing.

                  All such notices, requests, demands and other communications shall be deemed to have been duly given: at the time of delivery by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed domestically in the United States (and seven (7) Business Days if mailed internationally); when answered back, if telexed; when receipt acknowledged, if telecopied; and on the Business Day for which delivery is guaranteed, if timely delivered to an air courier guaranteeing such delivery.

                  5.2. Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated "Article" or "Section" refer to an Article or Section of this Agreement unless otherwise specifically indicated.

                  5.3. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the law of Delaware, without regard to its conflicts of laws principles.

                  5.4. Consent to Jurisdiction and Service of Process. Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement (other than the Shareholders Agreement, which shall be governed solely by the analogous provisions thereof), and any action for enforcement of any judgment in respect thereof shall be brought exclusively in the state of federal courts located in the State of Delaware, and, by execution and delivery of this Agreement, the Company and Shareholders each irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, or by recognized international express carrier or delivery service, to the Company or Shareholders at their respective addresses referred to in this Agreement. The Company and the Shareholders each hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement (other than the Shareholders Agreement, which shall be governed solely by the analogous provisions thereof) brought in the courts referred to above and hereby further irrevocably waives and agrees, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing in this Agreement shall affect the right of any party hereto to serve process in any other manner permitted by law.

                  5.5. Amendments. This Agreement may be amended only by an instrument in writing executed by all of its parties.

                  5.6. Entire Agreement. This Agreement and the Shareholders Agreement constitute the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby. The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any of the Shares granted under any other agreement, and any of such preexisting registration rights are hereby terminated. This Agreement may be amended only by a written instrument duly executed by the parties or their respective successors or assigns; provided, however, that any amendment or waiver by the Company shall be made only with the prior approval of a majority of the entire Board of Directors of the Company other than Shareholder Designees (as defined in the Shareholders Agreement).

                  5.7. Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

                  5.8. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

                  5.9. Shareholder Action. The Company shall be entitled to rely upon any written notice, designation, or instruction signed by Apollo Capital Management IV, L.P. or Apollo Capital Management II, Inc, as the case may be, and BCP (the "Representatives") as a notice, designation or instruction of all Shareholders and the Company shall not be liable to any Shareholder if the Company acts in accordance with and relies upon such writing; provided, however, that any such notice, designation or instruction shall not (in the sole good faith determination of the Company) have a disproportionate effect upon any of the Shareholders. Notwithstanding the foregoing, however, the Company shall not be entitled to rely upon any notice, designation or instruction signed by the Representatives as a notice, designation or instruction of the DLJ Shareholder, the Greenwich Street Stockholder if such notice, designation or instruction relates to Section 2.1, 4.4 or 5.5 of this Agreement (the "Specific Rights"). In that regard, each of the Shareholders acknowledges that the Representatives have full power and authority to act on their behalf provided, however, that none of the DLJ Shareholders and the Greenwich Street Stockholders acknowledge the power or authority of the Representatives to act on their behalf with respect to the Specific Rights.

                        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    ALLIED WASTE INDUSTRIES, INC.


                                    By:_________________________________________
                                        Name:
                                        Title:

                                    APOLLO INVESTMENT FUND IV, L.P.
                                    APOLLO OVERSEAS PARTNERS IV, L.P.


                                    By: Apollo Advisors IV, L.P.
                                        its General Partner

                                        By: Apollo Capital Management IV, Inc.
                                            its General Partner

                                    By:_________________________________________
                                        Name:
                                        Title:

                                    APOLLO/AW LLC

                                    By: Apollo Management IV, L.P.
                                        its Manager

                                        By: AIF IV Management, Inc.
                                            its General Partner

                                    By:_________________________________________
                                        Name:
                                        Title:

                                    APOLLO INVESTMENT FUND III, L.P.
                                    APOLLO OVERSEAS PARTNERS III, L.P.
                                    APOLLO (UK) PARTNERS III, L.P.

                                    By: Apollo Advisors II, L.P.
                                        its General Partner

                                        By: Apollo Capital Management II, Inc.
                                            its General Partner

                                    By:_________________________________________
                                        Name:
                                        Title:

                               BLACKSTONE CAPITAL PARTNERS III
                                MERCHANT BANKING FUND L.P.
                               BLACKSTONE OFFSHORE CAPITAL PARTNERS III L.P. BLACKSTONE FAMILY INVESTMENT PARTNERSHIP III L.P.


                               BY: Blackstone Management Associates III L.L.C.
                                   its General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               GREENWICH STREET CAPITAL PARTNERS II, L.P.

                               By: GREENWICH STREET INVESTMENTS II, L.L.C.,
                                   its General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               GSCP OFFSHORE FUND, L.P.

                               By: GREENWICH STREET INVESTMENTS II, L.L.C.,
                                   its General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               GREENWICH FUND, L.P.

                               By: GREENWICH STREET INVESTMENTS II, L.L.C.,
                                   its General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               GREENWICH STREET EMPLOYEES FUND, L.P.

                               By: GREENWICH STREET INVESTMENTS II, L.L.C.,
                                   its General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               TRV EXECUTIVE FUND, L.P.

                               By: GREENWICH STREET INVESTMENTS II, L.L.C.,
                                   its General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               DLJMB FUNDING II, INC.

                               By:____________________________________________
                                   Name:
                                   Title:

                               DLJ MERCHANT BANKING PARTNERS II, L.P.

                               By: DLJ Merchant Banking II, Inc.
                                   Managing General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               DLJ MERCHANT BANKING PARTNERS II-A, L.P.

                               By: DLJ Merchant Banking II, Inc.
                                   Managing General Partner

                               By:____________________________________________
                                   Name:
                                   Title

                               DLJ DIVERSIFIED PARTNERS, L.P.

                               By: DLJ Diversified Partners, Inc.
                                   Managing General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               DLJ DIVERSIFIED PARTNERS-A, L.P.

                               By: DLJ Diversified Partners, Inc.
                                   Managing General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               DLJ MILLENNIUM PARTNERS, L.P.

                               By: DLJ Merchant Banking II, Inc.
                                   Managing General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               DLJ MILLENNIUM PARTNERS-A, L.P.

                               By: DLJ Merchant Banking II, Inc.
                                   Managing General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               DLJ FIRST ESC L.P.

                               By: DLJ LBO Plans Management Corporation
                                   General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               DLJ OFFSHORE PARTNERS II, C.V.

                               By: DLJ Merchant Banking II, Inc.
                                   Managing General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               DLJ EAB PARTNERS, L.P.

                               By: DLJ LBO Plans Management Corporation
                                   General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               DLJ ESC II L.P.

                               By: DLJ LBO Plans Management Corporation
                                   General Partner

                               By:____________________________________________
                                   Name:
                                   Title:

                               _______________________________________________
                               Kenneth D. Moelis

                               _______________________________________________
                               Mark Lanigan

                               _______________________________________________
                               Jeffrey Klein

                               _______________________________________________
                               Susan Schnable

                               BLACKSTONE CAPITAL PARTNERS II
                                MERCHANT BANKING FUND L.P.
                               BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P.
                               BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P.

                               By: Blackstone Management Associates II L.L.C.
                                   its General Partner

                               By:___________________________________________

                                      Name:
                                      Title: